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                                                                    Exhibit 32.1

                               CERTIFICATE OF THE
                           CHIEF EXECUTIVE OFFICER OF
                             TOWER AUTOMOTIVE, INC.

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350):

         I, Dugald K. Campbell, Chief Executive Officer of Tower Automotive, Inc., certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

         (1) The quarterly report on Form 10-Q for the quarterly period ended June 30, 2003, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and;

         (2) The information contained in this quarterly report on Form 10-Q for the quarterly period ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Tower Automotive, Inc.

                                     TOWER AUTOMOTIVE, INC.

Date: August 12, 2003                By: /s/ Dugald K. Campbell
                                         -----------------------
                                          Dugald K. Campbell
                                     Its: President and Chief Executive Officer



A signed original of this written statement required by Section 906 has been provided to Tower Automotive, Inc. and will be retained by Tower Automotive, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.